IAI Investment Funds, VI, Inc.
                                                               File No. 33-40496



                         SUPPLEMENT DATED JULY 23, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                    OF
                      IAI CAPITAL  APPRECIATION  FUND
              (a  portfolio of IAI Investment  Funds VI, Inc.)
                           IAI EMERGING  GROWTH FUND
              (a  portfolio of IAI  Investment  Funds VI Inc.)

                               Management of Funds

The following replaces the disclosure on page 36 of the Fund's current
Prospectus


Each of the Funds is managed by a team of investment professionals. The team is comprised of Curt McLeod, Scott Billeadeau, Robert Scott and Robert Mlarnik. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986. Mr. Billeadeau is an IAI Vice President and equity portfolio manager. Prior to joining IAI in July 1999, Mr. Billeadeau had been a Director and Senior Portfolio Manager with TradeStreet Investment Associates since 1997, a Senior Portfolio Manager with Bank of America Investment Management from 1991 until 1997, and a Senior Project Manager with American Express Financial Advisors from 1985 to 1991. Mr. Scott is an IAI Vice President and equity analyst and has served IAI in various investment related capacities since 1994. Mr. Mlarnik is an IAI Vice President and equity analyst. Prior to joining IAI in 1996, Mr. Mlarnik was a Major in the United States Marine Corps. Although the team assumed day-to-day management responsibility for the Funds in July 1999, Mr. McLeod has had primary responsibility for Emerging Growth Fund since March 1998.